Scout Investments

Scout International Fund
Scout Global Equity Fund

Supplement dated March 27, 2014 to the Prospectus dated October 31, 2013

The purpose of this supplement is to update the Prospectus regarding changes to the portfolio management teams of the Scout International Fund (the “International Fund”) and the Scout Global Equity Fund (the “Global Equity Fund” and, together with the International Fund, the “Funds”).  Effective March 31, 2014, James L. Moffett and Michael D. Stack will serve as co-lead portfolio managers of the International Fund and James L. Moffett will replace Gary N. Anderson as a co-lead portfolio manager of the Global Equity Fund.  Mr. Stack is expected to assume sole lead portfolio manager responsibilities for the International Fund in January 2015.  At that time, Mr. Moffett will step down as a portfolio manager of the International Fund but will continue to support the International Fund’s portfolio management team as Chief International Strategist of Scout Investments, Inc., the Funds’ investment advisor (the “Advisor”).

Therefore, effective March 31, 2014, the following changes are made to the Prospectus:

I.	The table in the “Investment Advisor and Portfolio Managers” section of the International Fund’s Summary on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James L. Moffett	Chief International Strategist of the Advisor and Co-Lead Portfolio Manager of the Fund	Lead Portfolio Manager from inception through March 30, 2014; Co-Lead Portfolio Manager since March 31, 2014
Michael D. Stack	Co-Lead Portfolio Manager of the Fund	Assistant Portfolio Manager from February 2006 through December 2007; Co-Portfolio Manager from April 2012 through March 30, 2014; Co-Lead Portfolio Manager since March 31, 2014
Michael P. Fogarty	Co-Portfolio Manager of the Fund	From 2003 to 2007 and from June 2011 to present

II.	The table in the “Investment Advisor and Portfolio Managers” section of the Global Equity Fund’s Summary on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James L. Moffett	Chief International Strategist of the Advisor and Co-Lead Portfolio Manager of the Fund	Since March 31, 2014
James A. Reed II	Co-Lead Portfolio Manager of the Fund	Since its inception

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III.
The portfolio manager business experience information for the International Fund under the “Portfolio Managers” sub-section of the “Investment Advisor and Portfolio Managers” section on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

SCOUT INTERNATIONAL FUND

James L. Moffett, CFA, is a co-lead portfolio manager of the Scout International Fund and Chief International Strategist for the Advisor.  Mr. Moffett has served as a co-lead portfolio manager of the Fund since March 31, 2014. Mr. Moffett previously was the lead portfolio manager from the Fund’s inception through March 30, 2014.  Mr. Moffett has been with the firm since 1979 and has been employed by the Advisor since May 2001. Mr. Moffett earned his Bachelor of Arts degree in History from Harvard University and his MBA from Stanford University. Mr. Moffett is a CFA® charterholder and a member of CFA Society Kansas City as well as  the CFA Institute.

Michael D. Stack, CFA, is a co-lead portfolio manager of the Scout International Fund.  Mr. Stack has served as a co-lead portfolio manager of the Fund since March 31, 2014.  Mr. Stack previously was a co-portfolio manager of the Fund from April 2012 through March 30, 2014 and an assistant portfolio manager of the Fund from February 2006 through December 2007.  Mr. Stack joined the firm and the Advisor in February 2006, following previous employment at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack earned his Bachelor of Commerce degree from University College Dublin and an MBA in Finance from Columbia Business School in New York.  Mr. Stack is a CFA® charterholder and a member of CFA Society Kansas City as well as the CFA Institute.

Michael P. Fogarty, CFA, is a co-portfolio manager of the Scout International Fund and Director of International Research for the Advisor.  Mr. Fogarty has served as a co-portfolio manager of the Fund since June 2011.  Mr. Fogarty previously was an assistant portfolio manager of the Fund from 2003 through December 2007.  He joined the firm and the Advisor in 2002, following previous employment at UniCredit Aton from 2001-2002, Phoenix Networks from 1999-2000, Sterling Grace Capital Management from 1995-1999 and Worldsec International from 1992-1995. He earned his Bachelor of Science in Accounting and Business Administration from the University of Kansas and his MBA from the Olin School of Business at Washington University. Mr. Fogarty is a CFA® charterholder, a member of the CFA Institute and past president of CFA Society Kansas City.

IV.
The portfolio manager business experience information for the Global Equity Fund under the “Portfolio Managers” sub-section of the “Investment Advisor and Portfolio Managers” section on pages 34-35 of the Prospectus is deleted in its entirety and replaced with the following:

SCOUT GLOBAL EQUITY FUND

James L. Moffett, CFA, is a co-lead portfolio manager of the Scout Global Equity Fund and Chief International Strategist for the Advisor.  Mr. Moffett has served as a co-lead portfolio manager of the Fund since March 31, 2014.  Mr. Moffett’s biographical information appears above.

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James A. Reed II, CFA, is a co-lead portfolio manager of the Scout Global Equity Fund and Director of Equity Research for the Advisor.  Mr. Reed has served as a co-lead portfolio manager of the Fund since its inception.  Mr. Reed joined the firm in 1988 and the Advisor in 2001. Mr. Reed earned his Bachelor of Arts in History from Dartmouth College and his Juris Doctorate from Washington & Lee University School of Law.  Mr. Reed is a CFA® charterholder and is a member of CFA Society Kansas City, the CFA Institute and the Kansas City Metropolitan Bar Association.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

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Scout Global Equity Fund

Supplement dated March 27, 2014 to the Statement of Additional Information (“SAI”) dated October 31, 2013

The purpose of this supplement is to update the SAI regarding changes to the portfolio management team of the Scout Global Equity Fund (the “Fund”).  Effective March 31, 2014, James L. Moffett will replace Gary N. Anderson as a co-lead portfolio manager of the Fund.  Therefore, effective March 31, 2014, the following changes are made to the SAI:

I.	All references to Gary N. Anderson in the SAI are hereby deleted.

II.	The table for the Fund in the “Investments in the Funds” sub-section of the “Portfolio Managers” section on page 95 of the SAI is deleted in its entirety and replaced with the following:

Scout Global Equity Fund

Name of Portfolio Manager	Dollar Range of Shares Owned
James L. Moffett	None
James A. Reed II	$10,001 - $50,000

III.	The information for James L. Moffett in the “Other Managed Accounts” sub-section of the “Portfolio Managers” section on page 96 of the SAI is deleted in its entirety and replaced with the following:

James L. Moffett	0	$0	0	$0	0	$0	43	$601 million	0	$0
(Scout International Fund and Scout Global Equity Fund)

You should keep this Supplement for future reference. Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.

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